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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported): March 4, 2002

                            UGLY DUCKLING CORPORATION
                           -------------------------
             (Exact name of registrant as specified in its charter)

         Delaware                  000-20841               86-0721358
        ----------                -----------              -----------
State or other jurisdiction       (Commission            (IRS Employer
     of incorporation)            File Number)         Identification No.)



               4020 E. Indian School Road, Phoenix, Arizona 85018
              ---------------------------------------------------
              (Address of principal executive offices)    (Zip code)



       Registrant's telephone number, including area code (602) 852-6600
                                -----------------


                                       N/A
--------------------------------------------------------------------------------
         (Former name or former address, if changed since last report.)

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Item 5. Other Events

Attached hereto as Exhibit 99.3 is a copy of Ugly Duckling Corporation's press release dated March 4, 2002 titled "Ugly Duckling Reports Fourth Quarter and Twelve Month Results, and Closing of Going Private Transaction."


EXHIBIT
NUMBER  DESCRIPTION

99.3 Ugly Duckling Corporation Press Release dated March 4, 2002, titled "Ugly Duckling Reports Fourth Quarter and Twelve Month Results, and Closing of Going Private Transaction"



                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                            UGLY DUCKLING CORPORATION


Date: March 4, 2002      By: \s\ Jon D. Ehlinger
                           ----------------------------------
                          Vice President, Secretary and
                                 General Counsel

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                                  EXHIBIT INDEX

EXHIBIT
NUMBER          DESCRIPTION

99.3 Ugly Duckling Corporation Press Release dated March 4, 2002, titled "Ugly Duckling Reports Fourth Quarter and Twelve Month Results, and Closing of Going Private Transaction."